SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2004

MERCHANTS AND MANUFACTURERS BANCORPORATION, INC.
(Exact name of registrant as specified in its charter)

Wisconsin
(State or other jurisdiction of incorporation)

0-21292	39-1413328
(Commission File Number)	(I.R.S. Employer I.D. Number)

19105 West Capital Drive Brookfield, WI	53045
(Address of Principal Executive Offices)	(Zip Code)

262-790-2120
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 21, 2004, Donald L. Rowland, resigned as the Company's President, Chief Executive Officer and Chief Operating Officer and as a member of the Company's Board of Directors to pursue personal interests.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS AND MANUFACTURERS
BANCORPORATION, INC.
Date: October 27, 2004
BY   /s/ John M. Krawczyk
John M. Krawczyk,
Executive Vice      President and Secretary

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